Exhibit 99.32

MBNA MASTER CREDIT CARD TRUST II

SERIES 1999-A

KEY PERFORMANCE FACTORS
December 31, 2000



Expected B Maturity 2/17/2004


Blended Coupon 6.8523%


Excess Protection Level
3 Month Average   4.41%
December, 2000   0.37%
November, 2000   6.51%
October, 2000   6.34%


Cash Yield19.79%


Investor Charge Offs10.15%


Base Rate 9.28%


Over 30 Day Delinquency 4.72%


Seller's Interest10.47%


Total Payment Rate13.35%


Total Principal Balance$57,190,978,436.47


 Investor Participation Amount$500,000,000.00


Seller Participation Amount$5,990,287,874.98